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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 2, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-19557                  36-3777824
----------------------------          --------------         -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                      ------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 2, 2006, Salton, Inc. announced that the Board of Directors has appointed David Maura as a director (Class II). Mr. Maura is a consultant to Harbinger Capital Partners Master Fund I, Ltd. Harbinger Capital Partners today purchased 30,000 shares of Salton's Series A Voting Convertible Preferred Stock from Centre Partners Management LLC. In connection with that transaction, Robert
A. Bergmann and Bruce G. Pollack, directors designated by Centre Partners, resigned from the Board of Directors.

         In connection with the purchase by Harbinger of the preferred stock from Centre Partners, Salton acknowledged Harbinger's right under Salton's existing agreement with Centre Partners to designate one director as long as Harbinger continues to own at least 20,000 shares of the preferred stock. In addition, Salton agreed to amend its stockholder rights plan to, among other things, clarify that any issuance of common stock by Salton upon redemption of the preferred stock would not result in the holder of the preferred becoming an "Acquiring Person."

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. A copy of the press release announcing the changes to the Board of Directors is attached as Exhibit 99.1 to this report.

         This information is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director

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                                  EXHIBIT INDEX



     EXHIBIT
       NO.                       DESCRIPTION
     -------                     -----------

       99.1         Press release dated June 2, 2006